Exhibit 99.2

ACP-103 Phase II Schizophrenia Co-Therapy Trial

Top-Line Results

March 19, 2007

Creating the Next Generation of CNS Drugs

Forward-Looking Statements

This presentation may contain forward-looking statements, including statements regarding our research and development programs and, in particular, our program for ACP-103 as a co-therapy for the treatment of schizophrenia and the benefits to be derived therefrom. Statements that are not strictly historical in nature are forward-looking statements and may include words such as “believes,” “expects,” “hopes,” “may,” “will,” “plans,” “intends,” “estimates,” “could,” “should,” “would,” “continue,” “seeks,” “anticipates,” or other similar words (including their use in the negative). Actual events or results may differ materially from those projected in any forward-looking statement due to various factors, including the risks and uncertainties inherent in drug discovery, development and commercialization, and the uncertainty of whether results in testing of ACP-103 to date will be predictive of results in later stages of development. These forward-looking statements are based on current information and expectations that are inherently subject to change and involve a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors and other risks associated with our business can be found in our filings made with the SEC, including our annual report on Form 10-K for the year ended December 31, 2006. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of today’s date. ACADIA disclaims any obligation to update these forward-looking statements.

ACP-103 Schizophrenia Co-Therapy:

Trial Highlights

ACP-103 co-therapy arms demonstrated statistically significant efficacy – met primary endpoint

ACP-103/risperidone showed significant efficacy enhancement vs. risperidone LD

ACP-103/risperidone was as effective as risperidone HD

Co-therapy with ACP-103 accelerated the onset of antipsychotic action

ACP-103/risperidone showed less gain in weight vs. risperidone HD

ACP-103 Schizophrenia Co-Therapy:

Study Design

ACP-103 (20 mg) + risperidone (2 mg)

Design:

Schizophrenia, acute patients

All patients n=423; Safety n=412;

ITT n=376

6 week inpatient/outpatient trial

Five-arm study, 42-day treatment

Primary endpoint:

PANSS reduction (after day 42 vs. baseline)

risperidone (2 mg) + placebo

risperidone (6 mg) + placebo

ACP-103 (20 mg) + haloperidol (2 mg)

haloperidol (2 mg) + placebo

ACP-103 Schizophrenia Co-Therapy:

Co-Therapy ACP-103 + 2 mg Risperidone

ACP-103/risperidone provided highly significant antipsychotic efficacy – met primary endpoint (p<0.0001)

ACP-103/risperidone provided statistically significant enhancement of efficacy versus risperidone LD (p=0.01)

Based on the 23.0 vs. 16.6 point improvement in mean PANSS (27.4% vs. 19.0%)

ACP-103/risperidone was similar in efficacy to risperidone HD

Efficacy of ACP-103/risperidone was observed in both positive and negative symptoms

ACP-103 Schizophrenia Co-Therapy:

Accelerated Response to ACP-103 Co-Therapy

Responders (defined as 20% PANSS reduction)

ITT LOCF, n=376

80%     70%     p<0.03     60%     % Responders     50%     40%     30%

p<0.008     20%     10%     0%     Wk5     Wk4     Wk3     Wk2     Wk1     Wk6

ACP-103 + RIS LD RIS HD RIS LD

ACP-103 Schizophrenia Co-Therapy:

Co-Therapy ACP-103 + Haloperidol 2 mg

ACP-103/haloperidol provided highly significant antipsychotic efficacy – met primary endpoint (p<0.0001)

ACP-103/haloperidol was similar in efficacy to

haloperidol arm

Faster onset of antipsychotic action after 2 weeks was observed in the ACP-103/haloperidol arm compared to haloperidol arm

Weight gain was less in the ACP-103/haloperidol

co-therapy arm

ACP-103 Schizophrenia Co-Therapy:

Preliminary Safety Findings

All treatments were generally safe and well tolerated

Adverse events were comparable between arms – generally mild to moderate in severity

The most commonly reported AEs were sedation, headache, and agitation

50% less weight gain in ACP-103/risperidone vs. risperidone HD

There were three SAEs deemed drug-related: two of which were cardiovascular in nature (both in risperidone HD arm) and none in ACP-103 co-therapy arms

ACP-103 Schizophrenia Co-Therapy:

Summary

Results confirm previous prediction of ACP-103 co-therapy advantages

Demonstrated advantages: enhanced efficacy, faster onset of action, and improved side effect profile, including less weight gain

Results suggest that ACP-103 co-therapy may offer a new and improved treatment paradigm

Creating the Next Generation of CNS Drugs